Exhibit 10.38

FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

This Fifth Amendment to Amended and Restated Loan Agreement (this “Amendment”) is made and entered into to be effective for all purposes as of October 16, 2006, by and between JPMORGAN CHASE BANK, NA, a national banking association [successor by merger to Bank One, NA (Illinois)] with its main office in Chicago, Illinois and with a banking office located at 420 Throckmorton Street, Suite 400, Fort Worth, Texas 76102 (“Lender”), and PLAINS CAPITAL CORPORATION, a Texas corporation (“Borrower”).

RECITALS:

A. Lender’s predecessor and Borrower have previously executed that certain Amended and Restated Loan Agreement (as amended, the “Agreement”) dated October 1, 2001, which has been amended by: (i) that certain First Amendment to Amended and Restated Loan Agreement dated August 1, 2002; (ii) that certain Second Amendment to Amended and Restated Loan Agreement dated as of August 1, 2003; (iii) that certain Third Amendment to Amended and Restated Loan Agreement dated as of June 1, 2004; and (iv) that certain Fourth Amendment to Amended and Restated Loan Agreement dated as of November 21, 2005.

B. Under the Agreement, Lender agreed to extend to Borrower a revolving line of credit (the “LOC”) evidenced by that certain Promissory Note dated as of June 1, 2004, which has been executed by Borrower and is payable to Lender in the maximum principal amount of $20,000,000.00 (the “Original Revolving Note”).

C. The Original Revolving Note was amended and restated as well as renewal and extended pursuant to that certain Amended and Restated Promissory Note, dated as of November 21, 2005, made by Borrower and payable to the order of Lender (the “Prior Revolving Note”).

D. The prior Revolving Note matures on August 1, 2007.

E. Borrower has now requested that Lender agree to extend the maturity of the LOC, and Lender is willing to do so provided that, among other things, the Agreement is amended as herein provided.

F. The parties to this Amendment desire to modify and amend the Agreement as hereinafter set forth and to enter into this Amendment.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and subject to all terms, conditions, and covenants herein set forth, Lender and Borrower hereby covenant and agree as follows:

1. Acknowledgement of Outstanding Balance. The parties hereto acknowledge that the outstanding principal balance under the Prior Revolving Note as of the date hereof is Fourteen Million and No/100 Dollars ($14,000,000.00).

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2. Renewal and Extension of Maturity. Notwithstanding anything to the contrary, the LOC is hereby renewed and extended to August 1, 2008, and the definition of “Termination Date” under the Agreement is hereby revised to be August 1, 2008.

3. Amended and Second Restated Revolving Note. In furtherance of the extension of the LOC, the Prior Revolving Note shall be amended and restated in full by that certain Second Amended and Restated Promissory Note (the “New Note”), dated of even date herewith, made by Borrower and payable to the order of Lender in the maximum principal amount of $20,000,000.00.

4. Conditions Precedent. The obligation of Lender to enter into this Amendment is subject to the performance of each of the following conditions precedent:

(a) Revolving Note. Borrower shall have executed and delivered to Lender the New Note, which shall be deemed to be the Revolving Note as defined in the Agreement;

(b) Resolutions of Borrower. Lender shall have received corporate resolutions of the Board of Directors of Borrower, certified by the Secretary of Borrower, which resolutions authorize the execution, delivery and performance by Borrower of this Amendment and the New Note. Included in said resolutions or by separate document, Lender shall receive a certificate of incumbency certified by the Secretary of Borrower certifying the names of each officer authorized to execute this Amendment and the New Note, together with specimen signatures of such officers;

(c) Additional Papers. Borrower shall have delivered to Lender such other documents, records, instruments, papers, opinions, and reports, as shall have been requested by Lender, to evidence the status or organization or authority of Borrower or to evidence the payment or the securing of the Obligations, all in form satisfactory to Lender and its counsel; and

(d) Proceedings. All proceedings of Borrower in connection with the transactions contemplated by this Amendment and all documents incident thereto shall be satisfactory in form and substance to Lender and its counsel; and Lender shall have received copies of all documents or other evidence which Lender or its counsel may reasonably request in connection with said transactions and copies of records and all proceedings in connection therewith, all in form and substance satisfactory to Lender and its counsel.

5. Definitions. All capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the same meaning as given to such terms in the Agreement.

6. Representations and Warranties. Borrower represents and warrants to Lender that (a) all of the representations and warranties contained in the Agreement, the Security Instruments, and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of the date of this Amendment, (b)

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the execution, delivery and performance of this Amendment, the New Note and any and all other documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrower, (c) no Event of Default exists under the Agreement and there are no defenses, counterclaims or offsets to the Prior Revolving Note, the New Note, or any of the Security Instruments, and (d) no change has occurred, either in any case or in the aggregate, in the condition, financial or otherwise, of Borrower or Bank or with respect to Borrower’s or Bank’s assets or properties from the facts represented in the Agreement or any Security Instrument which would have a material adverse effect on the financial condition, business, or assets of Borrower or Bank.

7. Survival of Representations, Warranties and Covenants. All representations, warranties and covenants made in this Amendment or in any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment, and no investigation by Lender or any closing shall affect such representations, warranties and covenants or the right of Lender to rely upon them.

8. References to Agreement and Note. The Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreement as amended hereby, and any reference to the “Revolving Note” or the “Note” shall mean a reference to the New Note, and any extensions, renewals, replacements, substitutions, modifications or rearrangements thereof.

9. Further Assurances. Borrower agrees that at any time and from time to time, upon the request of Lender, Borrower will execute and deliver such further documents and do such further acts and things as Lender may reasonably request in order to fully effect the purposes of this Amendment and to provide for the payment of the Obligations.

10. Acknowledgement. Borrower ratifies and confines that the Agreement as amended hereby, the Prior Revolving Note as renewed and extended by the New Note, the Security Instruments and the other Loan Documents are and remain in full force and effect in accordance with their respective terns, that the Security Instruments secure the payment of all of the Obligations, that the Collateral is unimpaired by this Amendment, and that the Collateral is security for the payment and performance in full of all of the Obligations. By executing this Amendment, Borrower acknowledges and agrees that (a) the term “Obligations” as defined in the Agreement, as amended hereby, includes the New Note, (b) each of the Security Instruments secures, among other things, the payment and performance of the New Note and the Obligations, (c) the Agreement is and shall continue to be in full force and effect and is and shall continue to be the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, and (d) the New Note is the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms. The undersigned officer of Borrower executing this Amendment represents and warrants that he has full power and authority to execute and deliver this Amendment on behalf of Borrower, that such execution and delivery has been duly authorized by the Board of Directors of Borrower, and that the resolutions of Borrower previously delivered to Lender in connection with the execution and delivery of the Agreement are and remain in full force and effect and have not been altered, amended or repealed in any manner.

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11. Existing Loan Documents. Except as amended and modified by this Amendment, the Agreement, the Prior Revolving Note as renewed and extended by the New Note, the Security Instruments and all other Loan Documents shall remain in full force and effect in accordance with the terns and provisions thereof. Any reference in any of the Loan Documents to the “Amended and Restated Loan Agreement” shall be deemed to be references to the Agreement as amended hereby through the date hereof. In the event of any conflict between this Amendment and the Agreement, this Amendment shall control and the Agreement shall be construed accordingly.

12. Counterparts. This Amendment has been executed in a number of identical counterparts, each of which constitutes an original and all of which constitute, collectively, one agreement; but in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

13. Severability. In the event any one or more of the provisions contained in the Agreement or this Amendment should be held to be invalid, illegal or unenforceable in any respect, the validity, enforceability and legality of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby, and shall be enforceable in accordance with their respective terms.

14. Expenses. Borrower agrees to pay all reasonable costs incurred (whether by Lender, Borrower, or otherwise) in connection with the preparation, execution, and consummation of this Amendment and the consummation of all transactions contemplated by this Amendment.

15. Applicable Law. THIS AMENDMENT, THE REVOLVING NOTE AND ALL OTHER DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN FORT WORTH, TARRANT COUNTY, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. THE PARTIES TO THIS AMENDMENT HEREBY CONSENT THAT VENUE OF ANY ACTION BROUGHT UNDER THIS AMENDMENT OR UNDER ANY OF THE LOAN DOCUMENTS SHALL BE IN TARRANT COUNTY, TEXAS.

16. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

17. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

18. No Oral Agreements. Pursuant to Section 26.02 of the Texas Business and Commerce Code the following notices is given:

THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, Lender and Borrower, by and through their respective duly authorized officers or representatives, have caused this Amendment to be executed and delivered as of the date first above written.

LENDER:

JPMORGAN CHASE BANK, NA, a national banking association [successor by merger to Bank One, NA (Illinois)]

By:	/s/ Timothy F. Johnson
Timothy F. Johnson
First Vice President

BORROWER:

PLAINS CAPITAL CORPORATION

By:	/s/ Jeff Isom
Name:	Jeff Isom
Titile:	CFO

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